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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2004
Date of Report (Date of earliest event reported)

American Spectrum Realty, Inc. (Exact name of registrant as specified in its charter)
Maryland (State or Other Jurisdiction of incorporation)	001-16785 (Commission File Number)	52-2258674 (I.R.S. Employer Identification No.)
5850 San Felipe, Suite 450, Houston, Texas 77057 (Address of principal executive offices) (Zip Code)
(713) 706-6200 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On August 30, 2004, American Spectrum Realty, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits.
Exhibit	Description
99.1	Press Release dated August 30, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.
By:	/s/ WILLIAM J. CARDEN
	Name:	William J. Carden
	Title:	Chairman of the Board, President and Chief Executive Officer

Date: August 31, 2004

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES